1 Investor Presentation July 2023

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, NOI, Cash NOI, Normalized Cash NOI, Net Debt and Pro forma Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update 3 Note: Portfolio data and balance sheet as of June 30, 2023, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted. 1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. 2. Assumes Company exercises its one-year extension option to further extend maturity to January 2027. 87% Necessity, Discount, and Service-Oriented Tenants 100% Occupancy 100% Rent Collections 25 Retail Industries 87 Tenants $557 million Total PF Liquidity 4.6x Net Debt / Annualized Adjusted EBITDAre ✓Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles ✓Proactive asset management with successful track record of maintaining full occupancy and strong rent collections through the pandemic ✓Well diversified by tenant and retail industry across 45 states ✓Low leverage with no immediate-term debt maturities; abundant liquidity supported by active ATM program ✓Secured new $250 million unsecured term loan and extended expiration of $175 million term loan to 20272 High Credit Quality & Diverse Net Lease Portfolio Well Capitalized Balance Sheet 82% Investment Grade and Investment Grade Profile1 6.7% Cash Yield on New Investments Since 3Q’20 ✓Strong investment pace since 2020 with a strong pipeline of investment opportunities at attractive cash yields ✓$119 million of completed investments at weighted average cash yield of 6.8% during 2Q’23 Proven Ability to Source Attractive Investment Opportunities 2027 First Debt Maturity2 $115 million Avg. Quarterly Investments Since 1Q’20 27% Gross Debt / Undepreciated Gross Assets 7.3% YTD Cash Yield $248 million YTD Investments

Portfolio Overview

High-Quality, Diversified Portfolio Consisting of 68% Investment Grade Tenants Across 45 States

Key Portfolio Stats

Investments[1]	531
States	45
Portfolio Square Feet (in millions)	9.5
Tenants	87
Retail Sectors	25
% Occupancy[2]	100%
% Investment Grade Tenants (by ABR)[3]	67.7%
Weighted Average Lease Term Remaining (Years)[4]	9.4
Lease Turnover Through 2026 (by ABR)	5.0%

National Footprint in Attractive Markets


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
AK
HI
≥5% and <10% ABR
≥1% and <3% ABR
≥3% and <5% ABR
<1% ABR
0% ABR

Top 10 Tenants by % of ABR


CVS Health
BBB
8.8%
Walgreens
BBB
8.1%
DOLLAR GENERAL
BBB
8.0%
HOBBY LOBBY
IG Profile
4.7%
ELEVEN
A
3.9%
DOLLAR TREE FAMILY DOLLAR
BBB
3.8%
THE HOME DEPOT
A
3.7%
Speedway
A
3.7%
Advance Auto Parts
Baa2
3.3%
Walmart
AA
3.2%
Investment Grade Rated
Investment Grade Profile5

Note: Portfolio data as of June 30, 2023.

1. 62 properties that secure mortgage loans receivable are denoted as individual investments.
2. Excludes 62 investments that secure mortgage loans receivable.
3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
4. Weighted by ABR; excludes lease extension options and 62 investments that secure mortgage loans receivable.
5. Represent investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, Fitch or NAIC.

NETSTREIT

4

Convenience Stores: Dollar Stores: Home Improvement: Grocery: Drug Stores & Pharmacies: Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Note: Portfolio data as of June 30, 2023. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. Top Industries53.0% Necessity 18.9% Discount 13.2% Other 1 16.9% 2 13.0% 3 11.8% 4 11.1% 5 8.2% 14.9% Service 86.8% of ABR Necessity Discount Service 5

Consistent Investment Approach

Disciplined and Deliberate Portfolio Construction

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries[1]	Primarily	86.8%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	>60%	81.8% (67.7% Investment Grade Credit and 14.1% Investment Grade Profile)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10 million Avg. Asset Size	$3.2 million Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	~10 Year WALT	9.4 Year[2] WALT
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	16.9% Industry 51.2% Top 10 Tenants 8.7% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Note: Portfolio data as of June 30, 2023.
1. Portfolio statistics as a percentage of ABR.
2. Weighted by ABR; excludes lease extension options and 62 investments that secure mortgage loans receivable.

NETSTREIT 6

“Market-Taker Assets” 7 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

Stringent Three-Part Underwriting Process

Our Three-Pronged Approach Results in Superior Downside Protection

Level of Underwriting Emphasis

A — Tenant Credit Underwriting

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- Rigorous credit underwriting

B — Real Estate Valuation

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C — Unit-Level Profitability

- Determine rent coverage (min. 2.0x) and cost variability
- Assess volatility and likelihood of cash flow weakness

NETSTREIT

8

Strong Tenant Credit Underwriting

Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

	Investment Grade (rated)	Investment Grade Profile (unrated)	Sub-IG (rated) & Sub-IG Profile (unrated)[1]

Description	• Validated financial strength and stability
	• Professional management with standardized operational practices
	• Focus on corporate guarantee credit
	• Lower relative yields
	• Higher competition for deals
		• IG-caliber balance sheets without explicit rating
		• Threshold metrics:
		  • At least $1B in sales
		  • Debt / adjusted EBITDA of less than 2.0x
			• Well-capitalized retailers
			• National footprint with strong brand equity
			• Focus on real estate quality / unit-level profitability
			• Higher relative yields
			• Lower competition for deals

Durability	***Defensive, consistent performance through economic cycles***		• Coverage and credit enhancements required given more susceptible to market disruptions
% Of ABR	67.7%	14.1%	18.2%
	81.8% IG and IG Profile		
Lease Terms (WALT, Rent Bumps, etc.)	Less negotiating leverage	More negotiating leverage	Most negotiating leverage
Representative Tenants	Walgreens, 7-Eleven, Walmart, TJX The TJX Companies, Inc., Kroger, Lowe's, Firestone, Starbucks Coffee, Target, Whole Foods Market, Advance Auto Parts	Ollie's Bargain Outlet Good Stuff Cheap, Chick-fil-A, Hobby Lobby, Sportsman's Warehouse, Publix, REI	KFC, DaVita, Wendy's, Jack's, Caribou Coffee, Winn-Dixie, Bojangles, Burlington

Note: Portfolio data as of June 30, 2023.

NETSTREIT 9

10 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

11 Obtain Financial Info Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio✓ Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

12 Source: Company filings from August 2020 through June 30, 2023. ADC, NNN, FCPT, EPRT data as of March 31, 2023. 1. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Volume $(000)s from 3Q’20 – 2Q’23 $1,278 $4,096 $1,665 $714 $2,511 Investment Grade % 67.0% 66.9% NA 52.1% NA Investment Grade Profile1% 13.6% NA NA NA NA IG + IG Profile % 80.7% NA NA NA NA WALT2 9.8 9.3 10.5 9.3 14.1 Weighted Average Cash Yield 6.7% 6.0%3 6.4% 6.5% 7.1% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants

$74.2 $150.5 $102.6 $81.2 $88.2 $116.7 $90.1 $150.5 $138.0 $132.8 $131.3 $103.6 $128.6 $119.0 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Completed Investments New Quarterly Investments Strong External Growth Profile Dependable Track Record of Procuring New Investments 478 Completed Investments 13 1. Includes completed developments and mortgage loans receivable. ($ in millions) Avg. Acquisition Activity per Completed Quarter = $115 million Cumulative Investments Since 20191 Investment Activity: 24 44 30 26 $225 $327 $614 $409 31 35 $497 26 $704 $854 32 $992 37 26 $1,125 $1,257 27 $1,361 24 71 $1,489 $1,608 45

14 Note: Portfolio data as of June 30, 2023. Since inception, the Company has disposed of 74 properties totaling approximately $218 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

Conservative Balance Sheet with Improved Liquidity

Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position

Abundant Liquidity to Support Growth:
$557 million in total PF liquidity[1]

Access to Debt:
Secured new 5.5-year $250 million term loan[2]

Well-Staggered Debt Maturity Profile:
Substantially increased weighted average debt maturity to 4.5 years; no term loan maturities expected until 2027[2,3]

Unsecured Balance Sheet:
Asset base is over 99% unencumbered

Low Leverage:
Net Debt / Annualized Adjusted EBITDAre of 4.6x

Debt Maturity Schedule – Pro Forma[2,3]



$600
$500
$400
$300
$200
$100
$0
$400
$200
$250
$8
$175
2023
2024
2025
2026
2027
2028
2029
2024 Unsecured Term Loan(3)
2028 Unsecured Term Loan
2029 Unsecured Term Loan(2)
Mortgage Note
Revolving Credit Facility Capacity

Source: Company data as June 30, 2023, unless otherwise noted.
1. Pro forma (PF) adjustment includes the new $250 million term loan that closed on July 3, 2023.
2. The three-year $250 million senior unsecured delayed draw term loan includes two one-year extension options and one six-month to extend maturity to January 2029, at Company's discretion, totaling 5.5 year of available term.
3. Company extended the existing $175 million term loan maturity to January 2026 from December 2024, with a one-year extension option to further extend maturity to January 2027.

NETSTREIT

15

100% 15% 79% 21% 36% 55% 26% 19% 16% 7% 3% 53% 3% 25% 17% 5% 2% FCPT NTST EPRT ADC O NNN SRC Service Discount Necessity68% 68% 61% 41% 20% 18% NA Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Source: Public filings as of June 30, 2023. ADC, FCPT, EPRT, NNN, O, and SRC as of March 31, 2023. 1. EPRT investment grade concentration assumed to be 0%; although, it is not disclosed by the company. 2. NNN investment grade concentration as of 4Q22. Lease Rollover Through 2026 Average Investment Size per Property Investment Grade %(1) Portfolio Composition Weighted-Average Lease Term 2 100% 87% 82% 62% 60% 60% 31% 13.9 9.4 8.0 8.8 10.3 10.4 9.4 16 3.5% 5.0% 7.7% 12.1% 14.2% 14.4% 17.4% $2.4 $2.7 $2.9 $3.2 $4.0 $4.1 $4.6

17 Case Studies

18 • Loan provided the borrower funding to acquire a 49 property Speedway portfolio • Loan-to-value of ~60%, with first lien senior secured priority with no capital ahead of NETSTREIT’s loan • Yield maintenance provides protection from refinancing • Valuation excludes pending uncapped CPI rent escalations Close Date: March 2023 Loan Amount: $46.1 million Interest Rate: 9.3% Location: Multiple – Southeast Term at Close: 3 years Parent Credit Rating: A / Baa2 Investment Stats: Investment Highlights Case Study: Loan Strategy

19 • Acquisition of one Walmart Supercenter and one Sam’s Club by partnering and concurrently closing with a shopping center acquirer who purchased the remainder of the center • Significantly higher cap rate achieved through creative structuring • Strong retail corridor in Tupelo, MS INVESTMENT STATS:INVETMENT STATS: Close Date: July 2020 Purchase Price: $17.0 million Cash Cap Rate: 6.6% Location: Tupelo, MS Term at Close: 12 years Credit Rating: AA / Aa2 Investment Stats: Case Study: Breakup Strategy Investment Highlights

20 • NTST negotiated a new 10-year lease with only a 7.4% rent reduction to increase lease term by six years • Cash cap rate of 6.9% compares favorably to other 10-year Tractor Supply transactions in the market • Exceptional real estate that tenant is committed to long term INVESTMENT STATS: Close Date: March 2021 Purchase Price: $6.2 million Post-B&E Cash Cap Rate: 6.9% Location: Olympia, WA Term at Close of B&E: 10.5 Years Credit Rating: BBB / Baa1 Investment Stats: Case Study: Blend & Extend Investment Highlights

21 • Created a master lease to encompass an existing Festival Foods store and a newly acquired Festival Foods location • Master lease has 15 years of initial term for both properties, which included extending the WALT of the existing site • Excellent retail area with population of 330,000 in a 5-mile radius • Strong performing stores with credit enhanced through additional term and master lease structure Close Date: December 2022 Purchase Price: $22.4 million Cash Cap Rate: 7.2% Location: Greenfield, WI Term at Close: 15 years Credit Rating: Investment Grade Profile Investment Stats: Case Study: Sale Leaseback Master Lease Investment Highlights

22 Commitment to ESG

23 ▪ Dedication to reducing the Company’s ecological footprint ▪ Endorsement of renewable resources and encouragement of tenants to practice leading sustainability initiatives ▪ New corporate headquarters is LEED v4 O+M: EB Gold Certified ▪ Implementation of energy conservation practices in the office E Environmental Responsibility ▪ Emphasis on creating a culture driven by diversity & inclusion ▪ Commitment to employee well-being & satisfaction in the workplace ▪ Creation of leading employee training and development programs to promote growth S Social Responsibility ▪ Management team & board of directors comprised of members with diverse background of skills, experience, and perspectives ▪ Enactment of ideal board features to enhance the Company’s fiduciary responsibility to shareholders ▪ Rigorous risk management procedures to protect shareholder interests G Corporate Governance Areas of Focus The Company’s mission is to be the leader in the net lease industry by practicing and implementing innovative, impactful Environmental, Social and Governance policies with the highest ethical standards Corporate Responsibility NETSTREIT is committed to fulfilling its responsibility as an outstanding corporate citizen

24 Promote health and well-being in our offices. Company provides insurance benefits to our employees and family. Company provides employees with fitness memberships. Ensure inclusive and equitable quality education and promote lifelong learnings opportunities for all. Company provides continuing education for employees and offers paid internship to college students. Ensure women’s full and effective participation and equal opportunities at all levels of decision-making. Over 40% of the board members and employee base are female. Promote sustained, inclusive, full and decent productive employment. Company culture promotes inclusivity and growth. Reduced inequality and empower and promote inclusion of all, irrespective of age, sex, race, religion, or economic status. Company culture promotes and empower inclusivity of all. Company has efforts to recruit in underserved communities. Corporate Responsibility NETSTREIT aligns its corporate responsibility efforts to support that of the United Nations Sustainable Development Goals (SDGs)

Environmental Responsibility

Our top tenants have corporate sustainability programs that govern their business operations. 18 of our top 20 tenants in our portfolio have ESG commitments

	ENVIRONMENTAL							SOCIAL			
	GHG/CO2 Emission	Plastic Usage/ Sustainable Packaging	Renewable Energy/Energy Conservation	Water Conservation/ Clean Water	Eco-Friendly Products/ Sustainably/ Ethically Sourced	Waste Reduction/ Recycling	Agriculture/ Deforestation	Community Engagement/ Philanthropy	Diversity, Equity and Inclusion	Responsible Supply Chain	Product Safety & Quality
CVS	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Walgreens	✓	✓	✓		✓	✓		✓	✓	✓	✓
Dollar General	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
7-Eleven	✓	✓	✓	✓				✓	✓		
Dollar Tree/ Family Dollar	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Home Depot	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Speedway								✓			
Advance Auto Parts	✓	✓	✓			✓		✓	✓		
Sams/Wal-Mart	✓	✓	✓		✓	✓	✓		✓	✓	✓
Lowe's	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Ahold Delhaize	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓
Best Buy	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Big Lots			✓		✓	✓		✓		✓	
Festival Foods		✓	✓			✓		✓			
Floor & Décor	✓				✓				✓	✓	✓
Winn Dixie	✓	✓			✓	✓		✓	✓		
Kroger	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Dick's Sporting Goods	✓	✓						✓	✓	✓	

Source: Company data. Portfolio data represents portfolio as of June 30, 2023. Corporate sustainability programs for each tenant is published on their or their parent entity's website.

NETSTREIT

25

26 We can achieve up to 2.5 bps pricing adjustment if we meet certain annual key performance indicators set by our sustainability agent. The KPI is based on the percentages of our portfolio ABR that is derived by tenants who have set targets of reducing GHG with SBTi or have made commitments to set a target at a future date with SBTi. Source: Tenants within our portfolio with Science Base Target initiatives targets or commitments as of June 30, 2023. Environmental Responsibility To showcase our commitment to the reduction of greenhouse gas emissions, we incorporated a sustainability-linked loan feature based on the Science Based Targets initiatives (“SBTi”) to our $600 million credit facility and to our $250 million senior unsecured term loan. Tenants SBTi Targets SBTi Commitment Advance Auto Parts, Inc Burlington Best Buy Co., Inc. Bridgestone Corporation CVS Health DaVita Kohl's, Inc. Koninklijke Ahold Delhaize N.V. La-Z-Boy Incorporated Lowe's Companies, Inc. Recreational Equipment, Inc Starbucks Coffee Company Target Corporation The Home Depot The Kroger Co. The Wendy's Company Ulta Beauty, Inc. Walmart Inc. Yum! Brands, Inc.

27 401K Plan 100% company match of up to a 3% contribution, and 50% of up to the next 2% Insurance Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Twelve days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data. Female, 47% Male, 53% Asian, 10% Black, 10% Hispanic, 3% White, 77% Social Responsibility Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture

28 Source: Company data. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors 43% Female Directors 4 Fully Independent Committees Corporate Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner

29 Financial Information and Non-GAAP Reconciliations

Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 REVENUES Rental revenue (including reimbursable) $ 29,707 $ 22,048 $ 58,180 $ 42,970 Interest income on loans receivable 1,923 586 2,901 997 Total revenues 31,630 22,634 61,081 43,967 OPERATING EXPENSES Property 3,530 2,685 7,467 5,617 General and administrative 5,260 4,865 10,168 9,057 Depreciation and amortization 15,847 11,751 30,795 22,730 Provisions for impairment 2,836 1,114 2,836 1,114 Transaction costs 15 488 124 653 Total operating expenses 27,488 20,903 51,390 39,171 OTHER INCOME (EXPENSE) Interest expense, net (5,521) (1,522) (9,465) (2,691) Gain on sales of real estate, net 615 1,858 296 2,019 Loss on debt extinguishment (128) — (128) — Other income 68 36 220 36 Total other (expense) income, net (4,966) 372 (9,077) (636) Net (loss) income before income taxes (824) 2,103 614 4,160 Income tax benefit (expense) 32 (93) 75 (184) Net (loss) income (792) 2,010 689 3,976 Net (loss) income attributable to noncontrolling interests (1) 23 8 47 Net (loss) income attributable to common stockholders $ (791) $ 1,987 $ 681 $ 3,929 Amounts available to common stockholders per common share: Basic $ (0.01) $ 0.04 $ 0.01 $ 0.08 Diluted $ (0.01) $ 0.04 $ 0.01 $ 0.08 Weighted average common shares: Basic 61,043,531 48,140,041 59,600,630 46,279,122 Diluted 61,043,531 48,951,833 60,294,734 47,277,468 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data) 30

Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 GAAP Reconciliation: Net (loss) income $ (792) $ 2,010 $ 689 $ 3,976 Depreciation and amortization of real estate 15,769 11,598 30,653 22,460 Provisions for impairment 2,836 1,114 2,836 1,114 Gain on sales of real estate, net (615) (1,858) (296) (2,019) Funds from Operations (FFO) $ 17,198 $ 12,864 $ 33,882 $ 25,531 Non-recurring executive transition costs, severance and related charges 201 — 214 — Loss on debt extinguishment and other related costs 223 — 223 — Gain on insurance proceeds (35) (36) (47) (36) Core Funds from Operations (Core FFO) $ 17,587 $ 12,828 $ 34,272 $ 25,495 Straight-line rent adjustments (151) (346) (462) (872) Amortization of deferred financing costs 336 157 615 314 Amortization of above/below-market assumed debt 29 — 57 — Amortization of loan origination costs 28 13 56 31 Amortization of lease-related intangibles (184) (166) (397) (331) Capitalized interest expense (150) (46) (284) (103) Non-cash compensation expense 1,252 1,298 2,279 2,343 Adjusted Funds from Operations (AFFO) $ 18,747 $ 13,738 $ 36,136 $ 26,877 FFO per common share, diluted $ 0.28 $ 0.26 $ 0.56 $ 0.54 Core FFO per common share, diluted $ 0.29 $ 0.26 $ 0.57 $ 0.54 AFFO per common share, diluted $ 0.30 $ 0.28 $ 0.60 $ 0.57 Dividends per share $ 0.20 $ 0.20 $ 0.40 $ 0.40 Dividends per share as a percent of AFFO 67% 71% 67% 70% Weighted average common shares outstanding, basic 61,043,531 48,140,041 59,600,630 46,279,122 Operating partnership units outstanding 507,773 527,539 509,588 539,054 Unvested restricted stock units 152,785 235,295 164,322 264,784 Unsettled shares under open forward equity contracts — 48,958 20,194 194,508 Weighted average common shares outstanding, diluted 61,704,089 48,951,833 60,294,734 47,277,468 Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 31

1. Adjustment reflects the estimated cash yield at completion on non-interest earning construction in process balances as of period end. 2. The adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including interest earning developments and interest earning loan activity completed during the three months ended June 30, 2023, and June 30, 2022, had occurred on April 1, 2023, and April 1, 2022, respectively. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. There were no unsettled shares under forward equity contracts as of June 30, 2023. Three Months Ended June 30, 2023 2022 GAAP Reconciliation: Net (loss) income $ (792) $ 2,010 Depreciation and amortization of real estate 15,769 11,598 Amortization of lease-related intangibles (184) (166) Non-real estate depreciation and amortization 78 153 Interest expense, net 5,521 1,522 Income tax expense (benefit) (32) 93 Loss on debt extinguishment 128 — Amortization of loan origination costs 28 13 EBITDA 20,516 15,223 Provision for impairments 2,836 1,114 Gain on sales of real estate, net (615) (1,858) EBITDAre 22,737 14,479 Straight-line rent adjustments (151) (346) Loss on debt extinguishment and other related costs 223 — Non-recurring executive transition costs, severance and related charges 201 — Gain on insurance proceeds (35) (36) Other non-recurring expenses 242 — Non-cash compensation expense 1,252 1,298 Adjustment for construction in process (1) 334 189 Adjustment for intraquarter investment activities (2) 817 1,701 Adjusted EBITDAre $ 25,620 $ 17,285 Annualized Adjusted EBITDAre (3) $ 102,480 Net Debt / Annualized Adjusted EBITDAre 4.6x As of June 30, 2023 Total Debt $ 489,435 Cash, cash equivalents and restricted cash (13,140) Value of outstanding forward equity(4) — Net Debt $ 476,295 EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 32

NOI and Cash NOI[1]

(unaudited, dollars in thousands)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
GAAP Reconciliation:				
Net (loss) income	$ (792)	$ 2,010	$ 689	$ 3,976
General and administrative	5,260	4,865	10,168	9,057
Depreciation and amortization	15,847	11,751	30,795	22,730
Provisions for impairment	2,836	1,114	2,836	1,114
Transaction costs	15	488	124	653
Interest expense, net	5,521	1,522	9,465	2,691
Gain on sales of real estate, net	(615)	(1,858)	(296)	(2,019)
Income tax (benefit) expense	(32)	93	(75)	184
Loss on debt extinguishment	128	—	128	—
Interest income on mortgage loans receivable	(1,923)	(586)	(2,901)	(997)
Other expense, net	(68)	(36)	(220)	(36)
Property-Level NOI	26,177	19,363	50,713	37,353
Straight-line rent adjustments	(151)	(346)	(462)	(872)
Amortization of lease-related intangibles	(184)	(166)	(397)	(331)
Property-Level Cash NOI	$ 25,842	$ 18,851	$ 49,854	$ 36,150
Adjustments for intraquarter acquisitions, dispositions and interest earning development(1)	687			
Property-Level Cash NOI Estimated Run Rate	26,529			
Interest income on mortgage loans receivable	1,923			
Adjustments for intraquarter mortgage loan activity(2)	130			
Total Cash NOI - Estimated Run Rate	$ 28,582			
Property Operating Expense Coverage				
Property operating expenses	$ (3,530)	$ (2,685)	$ (7,467)	$ (5,617)
Property operating expense reimbursement	3,051	2,309	6,592	4,943
Property operating expenses, net	$ (479)	$ (376)	$ (875)	$ (674)

1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including interest earning developments, completed during the three months ended June 30, 2023, had occurred on April 1, 2023.
2. Adjustment assumes all loan activity completed during the three months ended June 30, 2023, had occurred on April 1, 2023.

NETSTREIT
33

June 30, 2023 June 30, 2022 ASSETS Real estate, at cost: Land $ 424,821 $ 401,146 Buildings and improvements 1,005,884 907,084 Total real estate, at cost 1,430,705 1,308,230 Less accumulated depreciation (80,527) (62,526) Property under development 24,192 16,796 Real estate held for investment, net 1,374,370 1,262,500 Assets held for sale 37,915 23,208 Mortgage loans receivables, net 107,758 46,378 Cash, cash equivalents and restricted cash 13,140 70,543 Lease intangible assets, net 158,067 151,006 Other assets, net 56,508 52,057 Total assets $ 1,747,758 $ 1,605,692 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 372,686 $ 373,296 Revolving credit facility 106,000 113,000 Mortgage note payable, net 7,896 7,896 Lease intangible liabilities, net 27,434 30,131 Liabilities related to assets held for sale 83 406 Accounts payable, accrued expenses and other liabilities 29,064 22,540 Total liabilities 543,163 547,269 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 66,991,597 and 58,031,879 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively 670 580 Additional paid-in capital 1,260,879 1,091,514 Distributions in excess of retained earnings (90,329) (66,937) Accumulated other comprehensive income 24,082 23,673 Total stockholders’ equity 1,195,302 1,048,830 Noncontrolling interests 9,293 9,593 Total equity 1,204,595 1,058,423 Total liabilities and equity $ 1,747,758 $ 1,605,692 Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 34

Debt, Capitalization, and Financial Ratios

(unaudited, dollars in thousands)

	As of June 30, 2023				
Debt Summary	Fully Extended Maturity	Principal Balance	Interest Rate[1]	Remaining Capacity	Available Term (years)
Unsecured revolver[2]	August 11, 2027	$ 106,000	6.15%	$ 294,000	4.1
Unsecured term loan[3]	January 15, 2027	175,000	1.37%	—	3.5
Unsecured term loan[4]	February 11, 2028	200,000	3.88%	—	4.6
Mortgage note[5]	November 1, 2027	8,472	4.53%	—	4.3
Total / Weighted Average		$ 489,472	3.49%	$ 294,000	4.1

	As of July 3, 2023				
Debt Summary	Fully Extended Maturity	Principal Balance	Interest Rate[1]	Remaining Capacity	Available Term (years)
Unsecured revolver[2]	August 11, 2027	$ —	—%	$ 400,000	4.1
Unsecured term loan[3]	January 15, 2027	175,000	1.37%	—	3.5
Unsecured term loan[4]	February 11, 2028	200,000	3.88%	—	4.6
Unsecured term loan[6]	January 3, 2029	150,000	4.89%	100,000	5.5
Mortgage note[5]	November 1, 2027	8,472	4.53%	—	4.3
Total / Weighted Average		$ 533,472	3.35%	$ 500,000	4.5

$175 million Term Loan - Interest Rate Schedule

Start Date	End Date	Applicable Balance	Fixed Rate[1]
Current	November 27, 2023	$ 175,000	1.37 %
November 27, 2023	December 23, 2024	$ 175,000	3.12 %
December 23, 2024	January 15, 2027	$ 175,000	3.65 %

1. Rates presented exclude the impact of capitalized loan fee amortization.
2. The facility matures on August 11, 2026 and includes one-year extension option. Interest rate reflects the all-in borrowing rate on the last day of the quarter presented. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented.
3. The term loan matures on January 15, 2026 and includes a one-year extension option. Interest rate consists of the fixed rate SOFR swap of 0.12%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity.
4. Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028.
5. The secured term loan was assumed as part of an asset acquisition during the third quarter of 2022.
6. The term loan matures July 3, 2026 and includes two one-year extension options and one six-month extension options. Interest rate consists of the fixed rate SOFR swap of 3.64%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%.

NETSTREIT

35

Net Debt June 30, 2023 Principal amount of total debt $ 489,472 Less: Cash, cash equivalents and restricted cash (13,140) Net debt $ 476,332 Net debt / Annualized Adjusted EBITDAre 4.6x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 28.0% Fixed charge coverage ratio ≥ 1.50x 5.18x Maximum secured indebtedness ≤ 40.0% 0.5% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 30.2% Unencumbered interest coverage ratio ≥ 1.75x 6.00x Liquidity As of June 30, 2023 Unused unsecured revolver capacity $ 294,000 Cash, cash equivalents and restricted cash 13,140 Total Liquidity $ 307,140 Total Proforma Liquidity(1) $ 557,140 Equity Ending Shares/ Units as of June 30, 2023 Equity Market Capitalization % of Total Common shares(2) 66,991,597 $ 1,197,140 99.2 % OP units(2) 507,773 9,074 0.8 % Total 67,499,370 $ 1,206,214 100.0 % Enterprise Value As of June 30, 2023 % of Total Principal amount of total debt $ 489,472 28.9 % Equity market capitalization(2) 1,206,214 71.1 % Total enterprise value $ 1,695,686 100.0% 1. Total proforma liquidity includes the addition of the $250.0 million senior unsecured term loan that closed on July 3, 2023. 2. Value is based on the June 30, 2023 closing share price of $17.87 per share. Debt, Capitalization, and Financial Ratios (cont’d) (unaudited, dollars in thousands) 36

Non-GAAP Measures and Definitions FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net income (computed in accordance with GAAP). Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These have included non-recurring executive transition costs, severance and related charges, gain on insurance proceeds, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease related intangibles, amortization of lease incentives, capitalized interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance; nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. 37

Non-GAAP Measures and Definitions EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, gain on insurance proceeds, other non-recurring expenses, adjustment for construction in process, and adjustment for intraquarter activities. Beginning in the quarter ended June 30, 2023, we modified our definition of Adjusted EBITDAre to include adjustments for construction in process and intraquarter investment activities. Prior periods have been recast to reflect this new definition. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our Net Debt as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. We further adjust Net Debt by the value of outstanding forward equity as of period end. We believe these adjustments are additional beneficial disclosures to investors and analysis. 38

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, and other income (or expense). We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and interest earning developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of the most recent quarter end for all leases that commenced, annualized cash interest on mortgage loans receivable, and the cash yield on amounts funded to date on interest earning construction in process. Cash Yield is the annualized base rent contractually due from acquired properties, interest income from mortgage loans receivable, completed developments, and interest earned from construction in process, divided by the gross investment amount, or gross proceeds in the case of dispositions. Non-GAAP Measures and Definitions (cont’d) 39

Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable. Non-GAAP Measures and Definitions (cont’d) 40

41 Investor Relations ir@netstreit.com 972-597-4825